FORM 8-K - CURRENT REPORT
              (As last amended in Rel. No. 34-36968, eff. 8/13/92)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  September 12, 1996



                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
             (Exact name of registrant as specified in its charter)



           California               0-11723             94-2883067
 (State or other jurisdiction    (Commission          (I.R.S. Employer
     of incorporation or         File Number)         Identification
        organization)                                    Number)



                           One Insignia Financial Plaza
                                 Post Office Box 1089
                          Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000



Item 2. Acquisition or Disposition of Assets

On September 12, 1996, Consolidated Capital Institutional Properties/2, a California limited partnership (the "Partnership"), sold North Park Plaza, located in Southfield, Michigan to an unaffiliated party, North Park Southfield L.L.C., a Michigan limited liability company. The property was sold in an effort to maximize the Partnership's return on its investment. Total cash paid for North Park Plaza was $2,200,000.


Item 7. Financial Statements and Exhibits

(b)     Pro forma financial information

North Park Plaza was sold on September 12, 1996, to an unaffiliated third party. The following unaudited condensed balance sheet of the Partnership assumes the property had been disposed of at June 30, 1996.


                                                 Pro Forma Balance Sheet
                                           (in thousands except unit data)
                                                       (Unaudited)

                                             June 30,                  June 30,
                                               1996      Pro Forma       1996
                                           As Reported  Adjustments   Pro Forma


Assets
  Cash and cash equivalents:
    Unrestricted                             $  8,281   $    (29)(1)  $  8,252
    Restricted--tenant security deposits            5         (5)(1)        --
  Other assets                                    614       (591)(1)        23
  Net investment in master loan to affiliate   92,698         --        92,698
    Less:  allowance for impairment loss      (48,205)        --       (48,205)
                                               44,493         --        44,493

Investment properties:
    Land                                          716       (716)(1)        --
    Building and related personal property      5,546     (5,546)(1)        --
                                                6,262     (6,262)(1)        --
    Less:  accumulated depreciation            (4,449)     4,449 (1)        --
                                                1,813     (1,813)(1)        --
                                             $ 55,206   $( 2,438)(1)  $ 52,768

Liabilities and Partners' Capital
  Accounts payable and accrued expenses      $    136   $   (125)(1)  $     11
  Tenant security deposits                        114       (114)(1)        --
  Distributions payable                           141         --           141
  Accrued taxes                                    82        (82)(1)        --
                                                  473       (321)(1)       152
Partners' Capital                              54,733     (2,117)(1)    52,616
                                             $ 55,206   $ (2,438)(1)  $ 52,768



(1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the sale of North Park Plaza.


The following pro forma statements of (loss) income assume that North Park Plaza had been sold as of December 31, 1995. The following pro forma statements of
(loss) income do not reflect the gain for financial statement purposes incurred as a result of the sale.
                                      Pro Forma Statements of (Loss) Income
                                                  (Unaudited)
                                           For the six months ended
                                                 June 30, 1996

                                      As Reported  Adjustments   Pro Forma

Revenues:
  Rental income                        $    861      $ (861)(2)  $     --
  Reduction of provision for
      impairment loss                       200          -- (2)       200
  Other income                              218          (1)(2)       217
        Total revenues                    1,279        (862)(2)       417

Expenses:
  Operating                                 906        (906)(2)        --
  Depreciation and amortization             341        (341)(2)        --
  General and administrative                344          --           344
        Total expenses                    1,591      (1,247)(2)       344

        Net (loss) income              $   (312)    $  (385)(2)  $     73

Net (loss) income allocated
  to general partner (1%)              $     (3)    $    (4)(2)  $      1
Net (loss) income allocated
  to limited partners (99%)                (309)       (381)(2)        72

                                       $   (312)    $  (385)(2)  $     73

Net (loss) income per
  limited partnership unit             $   (.34)    $  (.42)(2)  $    .08

Weighted average number of units        909,138                   909,138



(2) Represents pro forma adjustments to remove revenues and expenses related to North Park Plaza as a result of the sale.


                                            Pro Forma Statements of (Loss) Income
                                                         (Unaudited)
                                                  For the twelve months ended
                                                       December 31, 1995

                                             As Reported   Adjustments   Pro Forma

 Revenues:
  Rental income                               $   1,887    $(1,887)(2)   $     --
  Interest income on net investment
    in master loan to affiliate                     721         --             721
  Interest income on investments                    556         --             556
  Other income                                      314        (57)            257
  Reduction of provision for impairment loss        587         --             587

     Total revenues                               4,065     (1,944)(2)       2,121

 Expenses:
  Operating                                       1,576     (1,576)(2)          --
  General and administrative                        888         --             888
  Depreciation and amortization                     867       (867)(2)          --
  Write-down of investment property               3,350     (3,350)(2)          --

    Total expenses                                6,681     (5,793)(2)         888

    Net (loss) income                         $  (2,616)   $(3,849)(2)   $   1,233

 Net (loss) income allocated to
  general partner (1%)                        $     (26)   $   (38)(2)   $      12
 Net (loss) income allocated to
  limited partners (99%)                         (2,590)    (3,811)(2)       1,221

                                              $  (2,616)   $(3,849)(2)   $   1,233

 Net loss per limited partnership unit        $   (2.85)   $ (4.19)(2)   $    1.34

 Weighted average number of units               909,138                    909,138


(2) Represents pro forma adjustments to remove revenues and expenses related to North Park Plaza as a result of the sale.

(c)     Exhibits

The Partnership has requested copies of the closing documents from the closing attorneys for the sale of North Park Plaza but has not received these documents as of the date of this filing. The Partnership will file an amended 8-K to include these Exhibits when they are received.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2

                           By:  ConCap Equities, Inc.
                                General Partner


                           By:  /s/ Carroll D. Vinson
                                Carroll D. Vinson
                                President


                           DATE: October 2, 1996